EXHIBIT 10.2

EXECUTION COPY

PLEDGE AND SECURITY AGREEMENT

dated as of

November 16, 2007

among

ALLTEL COMMUNICATIONS, INC.,

as the Borrower

CERTAIN SUBSIDIARIES OF ALLTEL CORPORATION AND ALLTEL COMMUNICATIONS,

INC.

IDENTIFIED HEREIN

and

CITIBANK, N.A.,

as Administrative Agent

ARTICLE I
DEFINITIONS
Section 1.01.	Credit Agreement	1
Section 1.02.	Other Defined Terms	1
ARTICLE II
PLEDGE OF SECURITIES
Section 2.01.	Pledge	6
Section 2.02.	Delivery of the Pledged Collateral	7
Section 2.03.	Representations, Warranties and Covenants	8
Section 2.04.	Certification of Limited Liability Company and Limited Partnership Interests	9
Section 2.05.	Registration in Nominee Name; Denominations	9
Section 2.06.	Voting Rights; Dividends and Interest	9
ARTICLE III
SECURITY INTERESTS IN PERSONAL PROPERTY
Section 3.01.	Security Interest	11
Section 3.02.	Representations and Warranties	13
Section 3.03.	Covenants	14
Section 3.04.	Other Actions	17
ARTICLE IV
REMEDIES
Section 4.01.	Remedies upon Default	18
Section 4.02.	Application of Proceeds	21
Section 4.03.	Grant of License to Use Intellectual Property; Power of Attorney	21
Section 4.04.	Proceeds to be Turned Over To Administrative Agent	22
Section 4.05	Actions Requiring FCC Approval	22
ARTICLE V
INDEMNITY, SUBROGATION AND SUBORDINATION
Section 5.01.	Indemnity	23
Section 5.02.	Contribution and Subrogation	23
Section 5.03.	Subordination	23
ARTICLE VI MISCELLANEOUS

Section 6.01.	Notices	24

i

ANNEX A	List of Grantors

Schedules

SCHEDULE I	Pledged Equity; Pledged Debt
SCHEDULE II	Commercial Tort Claims

Exhibits

EXHIBIT I	Form of Security Agreement Supplement
EXHIBIT II	Form of Perfection Certificate
EXHIBIT III	Form of Patent Security Agreement
EXHIBIT IV	Form of Trademark Security Agreement
EXHIBIT V	Form of Copyright Security Agreement

ii

PLEDGE AND SECURITY AGREEMENT dated as of November 16, 2007 among ALLTEL COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of AllTel Corporation, a Delaware corporation and parent of Borrower (the “Parent”) from time to time party hereto and CITIBANK, N.A., as administrative agent for the Secured Parties (as defined below).

Reference is made to the Credit Agreement dated as of November 16, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Parent, Citibank, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each Subsidiary of the Parent party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement or in the Credit Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Citibank, N.A., as Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereunder.

“Agreement” means this Pledge and Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Claiming Party” has the meaning assigned to such term in Section 5.02.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Collateral Documents” has the meaning assigned to such term in the Credit Agreement.

“Communications Licenses” means all authorizations, licenses, permits, franchises and similar forms of authority granted or assigned to the Borrower, the Parent or any of their respective Subsidiaries by any Government Authority (including the FCC) with respect to the use of radio frequencies and/or the provision of communications or telecommunications services.

“Contributing Party” has the meaning assigned to such term in Section 5.02.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO or any foreign equivalent office.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Equipment” has the meaning specified in Article 9 of the New York UCC and includes, without limitation, Tower Assets.

“Excluded Assets” means:

(a) any letter of credit rights;

(b) any Securitization Assets after disposition of such assets to a Securitization Subsidiary in connection with a Qualified Securitization Financing (for so long as such assets are held by a Securitization Subsidiary and are subject to a Qualified Securitization Financing);

(c) any motor vehicles and other assets subject to certificates of title;

(d) any leasehold interests;

(e) assets owned by any Grantor on the date hereof or hereafter acquired that are subject to a Lien of the type described in Section 7.01(i) of the Credit Agreement that is permitted to be incurred pursuant to the provisions of the Credit Agreement if and to the extent that the contract or other agreement pursuant to which such Lien is granted (or the documentation relating thereto) validly prohibits the creation of any other Lien on such asset and such prohibition is enforceable; provided that immediately upon the repayment of all Indebtedness secured by such Lien, such Grantor shall be deemed to have granted a Security Interest in all the rights and interest with respect to such assets;

(f) any assets or properties that are acquired pursuant to a Permitted Acquisition (or that are owned by a Subsidiary acquired pursuant to a Permitted Acquisition), so long as such assets or properties are subject to a Lien permitted by Section 7.01(p) of the Credit Agreement and solely to the extent that the terms of the agreements relating to such Lien prohibit the security interest under this Agreement from attaching to such assets or properties, which secured Indebtedness is assumed in connection with such Permitted Acquisition and such prohibition is enforceable; provided that immediately upon the repayment of all Indebtedness secured by such Lien, such Grantor shall be deemed to have granted a Security Interest in all the rights and interest with respect to such assets or properties;

(g) any Trademark application filed in the USPTO on the basis of a Grantor’s “intent-to-use” such Trademark to the extent that the attachment of the security interest of this Agreement thereto would result in the forfeiture of the Grantors’ rights in such property, unless and until a verified statement of actual use of such Trademark has been filed with the USPTO pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application and provided, that, at such time a verified statement of actual use of any such Trademark is filed with the USPTO, the Trademark application shall immediately cease to be an Excluded Asset, and any security interest that would otherwise be granted herein shall attach immediately to such Trademark application;

(h) any General Intangible, Investment Property or other rights of a Grantor arising under any contract, lease, instrument, license or other document or any assets subject thereto if, but only to the extent that and so long as the grant of a security interest therein would (x) constitute a violation or abandonment of, or render unenforceable, a valid and enforceable restriction in respect of, such General Intangible, Investment Property or other such rights in favor of a third party or under any law, regulation, permit, order or decree of any Governmental Authority (for the avoidance of doubt, the restrictions described herein shall not include negative pledges or similar undertakings in favor of a lender or other counterparty) or (y) expressly give any other party in respect of any such contract, lease, instrument, license or other document, the right to terminate its obligations thereunder, provided, however, that the limitation set forth in this clause (h) shall not affect, limit, restrict or impair the grant by a Grantor of, or exercise of remedies by a Secured Party with respect to, a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law, regulation, permit, order or decree of any Governmental Authority or principles of equity and provided, further, that, at such time as the condition causing the conditions in subclauses (x) and (y) of this clause (h) shall be remedied, whether by contract, change of law or otherwise, the contract, lease, instrument, license or other documents shall immediately cease to be an Excluded Asset, and any security interest that would otherwise be granted herein shall attach immediately to such contract, lease, instrument, license or other document, or to the extent severable, to any portion thereof that does not result in any of the conditions in (x) or (y) above;

(i) any assets to the extent and for so long as the pledge of which is prohibited by law and such prohibition is not overridden by the Uniform Commercial Code or other applicable law; and

(j) any asset with respect to which the Administrative Agent and the Borrower have agreed in writing that the costs of providing a security interest in such asset is excessive in view of the benefits to be obtained by the Lenders.

“Excluded Security” means

(a) in the case of Equity Interests of any Foreign Subsidiary, voting Equity Interests in excess of 65% of all voting equity interests of such Foreign Subsidiary;

(b) any Equity Interests of any Unrestricted Subsidiary (until such time as any Unrestricted Subsidiary becomes a Restricted Subsidiary in accordance with the Credit Agreement);

(c) any interest in a joint venture or non-wholly owned Restricted Subsidiary to the extent and for so long as the attachment of the security interest created hereby therein would violate any joint venture agreement, organization document, shareholders agreement or equivalent agreement relating to such joint venture or non-wholly owned Restricted Subsidiary;

(d) any shares of stock or debt to the extent and for so long as the pledge of which is prohibited by law and such prohibition is not overridden by the Uniform Commercial Code or other applicable law;

(e) any Equity Interests of any Subsidiary with respect to which the Administrative Agent and the Borrower have agreed in writing that the costs of providing a pledge of such Equity Interests is excessive in view of the benefits to be obtained by the Lenders; and

(f) any shares of stock or debt to the extent and for so long as the pledge of which is validly prohibited (under law and under the Credit Agreement) by any contract, agreement, instrument or indenture governing such shares or debt without the consent of any other party thereto (other than a Loan Party) unless such consent has been expressly obtained, or would give any other party (other a Loan Party) to any such contract, agreement, instrument or indenture the right to terminate is obligations thereunder (other than to the extent that any such prohibition referred in this clause (e) would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408, 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law)(it being understood that the foregoing shall not be deemed to obligate any Grantor to seek or obtain any such consents referred to in this clause (f)).

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts, licenses and sublicenses and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Grantor” means each of Borrower and each other wholly owned Domestic Subsidiary of the Parent.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including (A) all Patents, Copyrights, and Trademarks, and (B) all rights, priorities and privileges relation to intellectual property, whether arising under United States, multinational or foreign laws or otherwise now owned or hereinafter acquired, including (a) all information used or useful arising from the business of such Grantor including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes, ideas, confidential technical and business information, show-how and all other proprietary data or information, (b) software and databases and related documentation and all additions, improvements and accessions to, and books and records describing any of the foregoing, and (c) rights, priorities and privileges relating to the Copyrights, the Patents, the trademarks and the IP Licenses and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intellectual Property Collateral” means Intellectual Property that is Article 9 Collateral.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits III, IV and V, respectively.

“Investment Property” has the meaning specified in Article 9 of the New York UCC.

“IP License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

“Loan Documents” means (a) each Loan Document as defined under the Credit Agreement, (b) each Secured Hedge Agreement entered into with a Hedge Bank and (c) each agreement governing Cash Management Services entered into with a Cash Management Bank.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Grantor” means Parent and any Subsidiary of Parent that is not a Grantor.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all patents in the United States or the equivalent thereof in any other country in or to which such Grantor now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and patent applications in the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the USPTO or any similar offices in any other country and all rights therein provided by international treaties or conventions, (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements, patents issued upon re-examinations, or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein, and (c) all rights corresponding thereto throughout the world.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and as amended, updated, modified or supplemented from time to time, and duly executed as of the Closing Date, and as of any subsequent delivery date as required pursuant to the Loan Documents, by the chief financial officer or the chief legal officer of the Borrower.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Tower Assets” means any and all assets of any Grantor constituting (i) communications or telecommunications towers, receiving antennae or any other structures, or, in each case, any portion thereof, used or useful in the operation of the communications or telecommunications business conducted or proposed to be conducted by the Parent or any Grantor on the Closing Date and any reasonable extension thereof or any business that is similar, reasonably related, incidental or ancillary thereto and (ii) any other assets or rights incidental or ancillary thereto.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, Internet domain names, trade dress, logos, designs and general intangibles of a like nature, fictitious business names, other source or business identifiers, now existing or hereafter adopted or acquired, including without limitation, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered or common law trademarks and service marks used by a Grantor and (b) all goodwill connected with the use of and symbolized thereby, and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment or performance in full of the Obligations (including the Guaranty), each Grantor hereby pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a lien on and security interest in all of such Grantor’s right, title and interest in, to and under the following, whether now owned or existing or at any time hereafter acquired or existing: (i) all Equity Interests held by it, including without limitation those Equity Interests listed on Schedule I, and any other Equity Interests obtained in the future by such Grantor and, to the extent certificated, the certificates representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include any Excluded Security; (ii) the debt securities owned by it, including without limitation those debt securities listed opposite the name of such Grantor on Schedule I, any debt securities obtained in the future by such Grantor and the promissory notes and any other instruments evidencing any debt (the “Pledged Debt”); provided that the Pledged Debt shall not include any Excluded Security; (iii) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and Pledged Debt; (iv) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii) and (iii) above; and (v) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”); provided, however, that in no event shall Pledged Collateral include any Investment Property with respect to which a Grantor is treated as having a “security entitlement” within the meaning of Article 8 of any applicable Uniform Commercial Code, such Investment Property being “Article 9 Collateral” pursuant to Article 3.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered as promptly as practicable (and in any event, within 60 days after the date of acquisition thereof by such Grantor) to the Administrative Agent, for the benefit of the Secured Parties, any and all Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) and in the case of Pledged Securities that are promissory notes or other instruments evidencing Indebtedness, to the extent such Pledged Securities are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b) Each Grantor will cause (i) any Indebtedness for borrowed money owed to such Grantor by any Person (other than intercompany Indebtedness between Loan Parties and intercompany Indebtedness referred to in the following clause (ii)) having an aggregate principal amount in excess of the Dollar Amount of $10,000,000, to be evidenced by a duly executed promissory note and (ii) any intercompany Indebtedness made by such Grantor to a Non-Grantor to be evidenced by (x) a duly executed global promissory note to which such Non-Grantor is a signatory, or (y) at the option of the Grantor, to the extent such Indebtedness is in an aggregate principal amount in excess of the Dollar Amount of $10,000,000, a duly executed promissory note; in each case (i) and (ii) that is delivered to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by stock or security powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment or transfer duly executed by the applicable Grantor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. Each Grantor hereby represents and warrants to, and covenants with, the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule I correctly sets forth (i) in the case of the Pledged Equity, the issuer, the certificate number, if any, the Grantor and the record and beneficial owner, the number and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and (ii) in the case of the Pledged Debt, the issuer, the initial principal amount (to the extent available), the Grantor and holder, date of issuance and maturity date of all Pledged Debt, and in each case includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement as of the Closing Date;

(b) the Pledged Equity and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a Subsidiary of the Parent, to the best of the Borrower’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other the Borrower or a Subsidiary of the Parent, to the best of the Borrower’s knowledge), are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) Liens permitted pursuant to Section 7.01 of the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally and except as described in the Perfection Certificate, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when (i) in the case of certificated securities, any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement and (ii) in the case of uncertificated securities, upon the filing of a financing statement in the appropriate jurisdiction, the Administrative Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations, to the extent such perfection is governed by the Uniform Commercial Code; and

(h) the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral as set forth herein.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Any limited liability company and any limited partnership controlled by any Grantor shall either (a) not have in its operative documents any provision that any Equity Interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the Uniform Commercial Code, or (b) certificate any Equity Interests in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company, partnership or limited partnership held by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, each such certificate shall be delivered to the Administrative Agent, pursuant to Section 2.02(a) and such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof.

SECTION 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing, (a) the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent, and each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided, that the Administrative Agent shall give the Borrower prior notice of its intent to exercise such rights.

SECTION 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner, except as may be permitted under this Agreement, the Credit Agreement or the other Loan Documents, that could reasonably be expected to materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as each Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash (and non-cash equivalent) dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent).

(b) Upon the occurrence and during the continuance of an Event of Default and upon written notice by the Administrative Agent to the Borrower of such Event of Default (other than any Event of Default under Section 8.01(f) of the Credit Agreement, for which no such notice shall be required), then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02 hereof. After all Events of Default have been cured or waived, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and upon written notice by the Administrative Agent to the Borrower of such Event of Default (other than any Event of Default under Section 8.01(f) of the Credit Agreement, for which no such notice shall be required), then, subject to Section 6.18 hereof, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights at the discretion of the Administrative Agent. Subject to Section 6.18 hereof, after all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06.

(d) In order to permit the Administrative Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 2.06(b) or to exercise the voting and consensual rights and powers to which it may be entitled under Section 2.06(c), each Grantor shall from time to time execute and deliver to the Administrative Agent appropriate proxies, dividend payment orders and other instruments as the Administrative Agent may reasonably request.

(e) Any notice given by the Administrative Agent to the Borrower suspending the rights of the Grantors under paragraph (a) of this Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment in full and performance of the Obligations, including the Guaranty, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a lien on and security interest (the “Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Commercial Tort Claims (y) with a value, individually, in excess of $10,000,000 held by any Grantor and (z) for which a complaint has been (1) filed in a court of competent jurisdiction or (2) submitted to an arbitrator of competent jurisdiction, including without limitation those Commercial Tort Claims set forth on Schedule II hereto;

(iv) all Deposit Accounts and any amounts contained therein;

(v) all Documents;

(vi) all Equipment;

(vii) all Fixtures;

(viii) all General Intangibles;

(ix) all Goods;

(x) all Instruments;

(xi) all Intellectual Property and IP Licenses;

(xii) all Inventory;

(xiii) all Investment Property;

(xiv) all Supporting Obligations;

(xv) all books and records pertaining to the Article 9 Collateral; and

(xvi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that notwithstanding anything to the contrary in this Agreement,

(A) this Agreement shall not constitute a grant of a security interest in any Excluded Asset or any Excluded Security;

(B) a security interest shall exist in, and the Collateral shall include, the proceeds and the rights to receive the proceeds of all Communications Licenses; and

(C) a security interest shall exist in, and the Collateral shall include, both the Communications Licenses and all of Grantor’s other rights with respect to each Communications License, in each case, to the maximum extent permitted by Law at any time.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings and transmitting utility filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including without limitation (A) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon any reasonable request.

(c) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) The Administrative Agent is authorized to file with the USPTO or the USCO (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Intellectual Property Collateral, without the signature of any Grantor, and naming any Grantor or the Grantor as debtors and the Administrative Agent as secured party.

(e) Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required to enter into any deposit account control agreement or, except as provided in Section 3.04(b), securities account control agreement with respect to any deposit account or securities account.

SECTION 3.02. Representations and Warranties. Each Grantor hereby represents and warrants to, and covenants with, the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained, or such consents as may be required by Section 6.18 hereof.

(b) The information set forth in the Perfection Certificate, including the legal name of each Grantor, is correct and complete in all material respects as of the Closing Date. The Uniform Commercial Code financing statements (including fixture filings and transmitting utility filings, as appropriate) or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations (other than, if and where applicable, filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, registered Trademarks and registered Copyrights) required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(c) Each Grantor represents and warrants that fully-executed Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of United States Patents and applications therefor, United States registered Trademarks and applications therefor (other than to the extent any such application constitutes an Excluded Asset) and United States registered Copyrights and applications therefor, respectively, have been delivered to the Administrative Agent for recording by the USPTO (or any successor office) and the USCO (or any successor office) pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, as may be necessary to create, perfect, preserve and enforce a valid and perfected first priority (subject to Liens permitted by Section 7.01 of the Credit Agreement) security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights and applications therefor in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions under the Federal intellectual property laws, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed by any Grantor after the date hereof, (ii) as may be required under the laws of jurisdictions outside the United States with respect to Article 9 Collateral created under such laws and (iii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d) This Security Agreement is effective to create in favor of the Administrative Agent, for its benefit and for the benefit of the Secured Parties, legal, valid and enforceable liens on and security interests in the Collateral, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles.

(e) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations; (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction and (iii) subject to the filings described in Section 3.02(c), a perfected security interest in all Intellectual Property in which a security interest may be perfected upon the receipt and recording of fully executed short-form Intellectual Property Security Agreements with the USPTO and the USCO, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (1) any nonconsensual Lien that is expressly permitted pursuant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (2) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(f) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the New York UCC or any other applicable United States laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

SECTION 3.03. Covenants. (a) Each Grantor agrees promptly (and in any event within 30 days of such change) to notify the Administrative Agent in writing of any change in (i) legal name of any Grantor, (ii) the identity or type of organization or corporate structure of any Grantor, (iii) the jurisdiction of organization of any Grantor, (iv) the chief executive office of any Grantor or (v) its Federal Taxpayer Identification Number or organizational identification number. Each Grantor agrees promptly to provide the Administrative Agent with certified organization documents reflecting any of the changes set forth in this Section 3.03(a).

(b) Each Grantor shall maintain the Administrative Agent’s Security Interest in the Article 9 Collateral and the Pledged Collateral as perfected first priority security interests and shall defend such Security Interests in the Article 9 Collateral and the Pledged Collateral and the priority thereof against the claims and demands of all Persons whomsoever, in each case subject to Liens permitted by Section 7.01 of the Credit Agreement.

(c) Each Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request. In addition, each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01 of the Credit Agreement, the Borrower shall deliver to the Administrative Agent an updated Perfection Certificate executed by the chief financial officer or the chief legal officer of each of Parent and the Borrower, setting forth any information required therein that has changed or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c) (or in the first of such deliveries pursuant to this Section 3.03(c), since the Closing Date) and certifying that all UCC financing statements, Intellectual Property Security Agreements and other appropriate filings, recordings or registrations have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction necessary to protect and perfect the Security Interests and Liens in the United States under this Agreement.

(d) The Borrower agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings and transmitting utility filings) or other documents in connection herewith or therewith.

(e) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and the Pledged Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral and the Pledged Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Administrative Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Administrative Agent within 10 Business Days after demand for any payment made or any expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, Grantors shall not be obligated to reimburse the Administrative Agent with respect to any Intellectual Property Collateral which any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain, in accordance with Section 3.03(h)(iv) and about which the Administrative Agent has been notified in accordance with Section 6.01 hereof that such failure to maintain or pursue, lapse, termination or placement in the public domain was in accordance with Section 3.03(h)(iv). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein, or in the other Loan Documents.

(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person, the value of which is in excess of $10,000,000, to secure payment or performance of an Account, such Grantor shall promptly assign such security interest to the Administrative Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g) If any Grantor shall at any time hold or acquire a Commercial Tort Claim (y) in excess of $10,000,000 held by any Grantor and (z) for which a complaint has been (i) filed in a court of competent jurisdiction or (ii) submitted to an arbitrator of competent jurisdiction, such Grantor shall promptly notify the Administrative Agent in writing signed by such Grantor of the brief details thereof and provide the Administrative Agent with a copy of such filed complaint, and grant to the Administrative Agent a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement pursuant to a document in form and substance reasonably satisfactory to the Administrative Agent. Such Grantor shall also update and include any such Commercial Tort Claim in Schedule II.

(h) Intellectual Property Covenants:

(i) Other than to the extent permitted herein or in the Credit Agreement or with respect to registration and applications no longer used, and except to the extent failure to act would not, as deemed by the Borrower in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to pursue and preserve the registration and maintenance, validity and enforceability of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor.

(ii) Other than to the extent permitted herein or in the Credit Agreement, or with respect to registration and applications no longer used, or except as would not, as deemed by the Borrower in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, becomes publicly known).

(iii) Other than as excluded or as permitted herein or in the Credit Agreement, or with respect to Patents, Copyrights or Trademarks which are no longer used or useful in the Grantor’s business operations or except where failure to do so would not, as deemed by the applicable Grantor in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to standards of quality.

(iv) Nothing in this Agreement or any other Loan Document prevents any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Intellectual Property Collateral to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(v) At the time of delivery of financial statements pursuant to Section 6.01(a) and Section 6.01(b) of the Credit Agreement, the Borrower shall deliver to the Administrative Agent a schedule setting forth, in reasonable detail, any additional U.S. Copyrights, U.S. Copyright Licenses, U.S. Patents, U.S. Patent Licenses, U.S. Trademarks and U.S. Trademark Licenses that are registered (or for which an application to register such items has been filed) with the USPTO or the USCO (or any successor to either of such office) and that are acquired by any Grantor following the Closing Date (or following the last supplement provided to the Administrative Agent pursuant to this section), including, without limitation, any “intent-to-use” Trademark application owned by a Grantor and that constituted an Excluded Asset for which a verified statement of actual use of any such Trademark is filed with the USPTO following the Closing Date.

(i) Each Grantor will advise the Administrative Agent promptly, in reasonable detail, of any Lien of which it has knowledge (other than the Security Interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect, in any material respect, the ability of the Administrative Agent to exercise any of its remedies hereunder.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Article 9 Collateral (excluding checks to be deposited in a Deposit Account in the ordinary course of business) and evidencing an amount in excess of $10,000,000, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith, and in any event within 60 days after the acquisition thereof, endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, following the occurrence of an Event of Default (about which such Grantor shall promptly notify the Administrative Agent) and, at the Administrative Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause the issuer to agree to comply with instructions from the Administrative Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Administrative Agent to become the registered owner of such securities. If any securities, whether certificated or uncertificated, or other investment property are held by any Grantor or its nominee through a securities intermediary or commodity intermediary, in the case of Equity Interests issued by a Subsidiary, at any time, or in all other cases, following the occurrence of an Event of Default, such Grantor shall immediately notify the Administrative Agent thereof and at the Administrative Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent shall either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Administrative Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Administrative Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of financial assets or other Investment Property held through a securities intermediary, arrange for the Administrative Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Administrative Agent agrees with each of the Grantors that the Administrative Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Administrative Agent is the securities intermediary.

(c) Communications Licenses. Each Grantor agrees that, in the event of any change in Law occurring after the date hereof that affects in any manner the Administrative Agent’s rights with respect to the Communications Licenses or related to the Administrative Agent obtaining or enforcing such rights, each Grantor upon request of the Administrative Agent or the Required Lenders shall amend this Agreement and the other Loan Documents in such manner as the Required Lenders or the Administrative Agent shall reasonably request to provide the Secured Parties with such rights to the greatest extent possible consistent with then-applicable Law. No Grantor shall permit, or take any action that would permit, any person to have a Lien on any Communications License or in or upon any of the rights appurtenant thereto (including but not limited to the rights of access, use or sale or the right to receive money, consideration or proceeds from any sale or transfer of any Communications License) that is superior to that of the Administrative Agent and the Secured Parties, regardless of whether applicable Law permits the Administrative Agent or the Lenders to hold such a Lien.

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default. (a) General. Subject to Section 6.18 hereof, upon the occurrence and during the continuance of an Event of Default, it is agreed that the Administrative Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Obligations under the Uniform Commercial Code or other applicable law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to such occupancy; (iii) declare the entire right, title, and interest of such Grantor in each of the Patents, Trademarks, domain names and Copyrights vested in the Administrative Agent for the benefit of the Secured Parties (in which event such right, title, and interest shall immediately vest in the Administrative Agent for the benefit of the Secured Parties, and the Administrative Agent shall be entitled to exercise the power of attorney referred to below in Section 4.03 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency); (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral (and the Administrative Agent shall provide prompt notice to the applicable Grantor of the exercise of any such right); and (v) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall give the applicable Grantors 10 Business Days written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 and Section 9-612 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

(b) Accounts. (i) At any time after the occurrence and during the continuance of an Event of Default and after giving reasonable notice to the Borrower and any other relevant Grantor, the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts that are included in Article 9 Collateral (the “Subject Accounts”) in any manner and through any medium that the Administrative Agent reasonably considers advisable, and each Grantor shall furnish all such assistance and information as such Agent may require in connection with such test verifications. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(ii) The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Subject Accounts and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required in writing by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Subject Accounts, when collected by any Grantor, (x) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Administrative Agent if required, in a Deposit Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties, and (y) until so turned over, shall be held by such Grantor in trust for the Administrative Agent, on behalf of the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Subject Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(iii) At the Administrative Agent’s written request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Subject Accounts, including all original orders, invoices and shipping receipts.

(iv) Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not, without the prior written consent of the Administrative Agent, grant any extension of the time of payment of any of the Subject Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon if the Administrative Agent shall have instructed the Grantors in writing not to grant or make any such extension, credit, discount, compromise or settlement under any circumstances during the continuance of such Event of Default.

(v) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default, after giving reasonable written notice to the relevant Grantor of its intent to do so, communicate with obligors under the Subject Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(vi) Upon the written request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Subject Accounts that the Subject Accounts have been assigned to the Administrative Agent for the benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(vii) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Subject Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Subject Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating thereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Subject Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

SECTION 4.02. Application of Proceeds.

(a) The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with Section 8.03 of the Credit Agreement, with such proceeds equally and ratably payable to all Secured Parties.

(b) The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement and the Credit Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

(c) In making the determinations and allocations required by this Section 4.02, the Administrative Agent may conclusively rely upon information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Administrative Agent shall have no duty to inquire as to the application by the Administrative Agent of any amounts distributed to it.

SECTION 4.03. Grant of License to Use Intellectual Property; Power of Attorney. For the exclusive purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall, upon written notice from the Administrative Agent at any time after and during the continuance of an Event of Default, grant to the Administrative Agent a non-exclusive, royalty-free, fully-paid-up, worldwide license (until the termination or cure of the Event of Default) to make, use, sell, reproduce, distribute, make derivative works from, publicly perform, publicly display, license or sublicense any of the Intellectual Property Collateral wherever the same may be located, and including in such license reasonable access to all source code and media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of, any contract, license, instrument or other agreement with an unaffiliated third party, to the extent permitted by the Credit Agreement, with respect to such Intellectual Property Collateral; provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. For the avoidance of doubt, the use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only during the continuation of an Event of Default. Furthermore, each Grantor hereby grants to the Administrative Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the USPTO or the USCO or any state office in order to effect an absolute assignment of all right, title and interest in each Patent, Trademark or Copyright, and to record the same.

SECTION 4.04. Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the Secured Parties specified in this Article IV, if an Event of Default shall occur and be continuing and the Administrative Agent so requires by notice in writing to the relevant Grantor (it being understood that the exercise of remedies by the Secured Parties in connection with an Event of Default under Section 8.01(f) of the Credit Agreement shall be deemed to constitute a request by the Administrative Agent for the purposes of this sentence and in such circumstances, no such written notice shall be required), all Proceeds received by any Grantor consisting of cash, checks and other near cash items shall be held by such Grantor in trust for the Administrative Agent, for the benefit of the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Deposit Account maintained under its dominion and control and on terms and conditions reasonably satisfactory to the Administrative Agent. All Proceeds while held by the Administrative Agent in such Deposit Account (or by such Grantor in trust for the Administrative Agent, for the benefit of the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 4.02.

SECTION 4.05. Actions Requiring FCC Approval. If an Event of Default shall have occurred and be continuing, each Grantor shall take any action which the Administrative Agent may reasonably request in the exercise of its rights and remedies under this Agreement, the other Loan Documents and applicable Law, in order to transfer and assign to the Administrative Agent or to one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, the Collateral for the purposes of a public or private sale. To enforce the provisions of this Section 4.05, the Administrative Agent is empowered to request, and each Grantor agrees to authorize, the appointment of a receiver or trustee from any court of competent jurisdiction. Such receiver or trustee shall be instructed to seek from the FCC (and any other Governmental Authority, if required) its consent to an involuntary transfer of control of any entity whose capital stock or other securities are subject to this Agreement, and/or the assignment of any Collateral that is a Communications License, for the purpose of seeking a bona fide purchaser to whom such Communications License or control of such entity ultimately will be transferred or assigned in connection with a public or private sale. Each Grantor hereby agrees to authorize (including each Grantor’s execution of any necessary or appropriate applications or other instruments) such an involuntary transfer of control or assignment upon the reasonable request of the receiver or trustee so appointed; and, if each Grantor’s approval is required by the court and any Grantor had not authorized such transfer or assignment, then, consistent with the Communications Laws and provided that each Grantor has been given 10 Business Days’ prior written notice in accordance with Section 10.02 of the Credit Agreement and each Grantor has not responded by executing any such applications or other instruments, the clerk of the court may execute in the place of each Grantor any application or other instrument necessary or appropriate for the obtaining of such consent. Upon the occurrence and during the continuance of an Event of Default, each Grantor shall further use its reasonable best efforts to assist in obtaining any required approval of the FCC (and that required by any other Governmental Authority) for any action or transaction contemplated by this Agreement, including without limitation, the preparation, execution and filing with the FCC (or any other Governmental Authority) of the assignor’s or transferor’s portion of any application or applications for consent to the transfer of control of any entity holding or controlling any Communications License, and/or the assignment of any Collateral that is a Communications License, as may be necessary or appropriate under the Communications Laws for approval of the transfer or assignment of any portion of the Collateral. Each Grantor further agrees that, because of the unique nature of its undertaking in this Section 4.05, the same may be specifically enforced, and it hereby waives, and agrees to waive, any claim or defense that the Administrative Agent or the Secured Parties would have an adequate remedy at law for the breach of this undertaking and any requirement for the posting of bond or other security. This Section 4.05 shall not be deemed to limit any other rights of the Administrative Agent and the Lenders available under applicable Law and consistent with the Communications Act or other Communications Law.

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 5.03), the Borrower agrees that, in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part an Obligation owed to any Secured Party, the Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Grantor (a “Contributing Party”) agrees (subject to Section 5.03) that, in the event assets of any other Grantor shall be sold pursuant to any Collateral Document to satisfy any Obligation owed to any Secured Party, and such other Grantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 5.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 6.14, the date of the Security Agreement Supplement hereto executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 5.03. Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b) Any Indebtedness of any Grantor now or hereafter owed to the Parent or any Subsidiary of the Parent (the “Obligee”) is hereby subordinated in right of payment to the Obligations, and any such Indebtedness collected or received by the Obligee after an Event of Default has occurred and is continuing shall be held in trust for the Administrative Agent for the benefit of the Secured Parties, segregated from other funds of such Obligee, and shall forthwith be paid to the Administrative Agent, to be credited and applied against Obligations, whether matured or unmatured, but without affecting, impairing or limiting in any manner the liability of the Grantors under any other provision hereof. Each Grantor owing Indebtedness to any Obligee that is not a Grantor shall cause such Obligee to enter into contractual subordination arrangements (contained within a promissory note or otherwise) at or prior to the incurrence of such Indebtedness to effectuate the foregoing, and any failure to so cause such Obligee at such time shall be a breach of this Agreement.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 6.02. No Waivers by Course of Conduct; Amendment.

(a) No failure or delay by the Administrative Agent, any other Agent, any L/C Issuer or any Lender in exercising any right or power hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, any other Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any other Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 6.03. Administrative Agent’s Fees and Expenses

(a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower agrees to indemnify the Administrative Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, obligations, penalties, demands, actions, judgments, suits, costs, claims, damages, liabilities, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee) imposed on, incurred by or asserted against any Indemnitee in any way arising out of, in connection with, or as a result of, the execution, delivery, enforcement, performance or administration of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or of any Affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 10 days of written demand therefor.

SECTION 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns, to the extent permitted under Section 10.07 of the Credit Agreement.

SECTION 6.05. Survival of Agreement. All representations and warranties made hereunder or in any other document delivered pursuant hereto or in connection herewith shall survive the execution and delivery hereof and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

SECTION 6.06. Counterparts; Effectiveness; Successors and Assigns; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the

Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective successors and assigns permitted thereby, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns permitted thereby, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.07. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the maximum extent permitted under applicable law, the parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.08. Right of Set-Off. In addition to any rights and remedies of the Secured Parties provided by Law, upon the occurrence and during the continuance of any Event of Default, each Secured Party and any of its respective Affiliates is authorized at any time and from time to time, without prior notice to any Grantor, any such notice being waived by each Grantor to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) in any currency at any time held by, and other Indebtedness in any currency (in each case whether direct or indirect, absolute or contingent, matured or unmatured) at any time held or owing by, such Secured Party or any of its respective Affiliates to or for the credit or the account of any Loan Party and any Subsidiary of any Loan Party against any and all Obligations owing to such Secured Party and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Secured Party or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Secured Party or any of its respective Affiliates shall have a right to set off and apply any deposits held by, or other Indebtedness owing by, such Secured Party or any of its Affiliates to or for the credit or the account of any Subsidiary of a Loan Party that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of Parent. Each Secured Party agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Secured Party; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Secured Parties under this Section 6.08 are in addition to other rights and remedies (including other rights of setoff) that the Secured Parties may have. The provisions of this Section 6.08 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party.

SECTION 6.09. Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.

(a) The terms of Section 10.16 and 10.17 of the Credit Agreement with respect to governing law, submission of jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(b) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.11. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of, and each Grantor waives any defense based on or arising out of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (iii) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Obligations, (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement or (v) any defense, set-off or counterclaim of the Borrower or any other Grantor.

SECTION 6.12. Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Obligations and any Liens arising therefrom shall be automatically released when all the outstanding Obligations (other than contingent indemnification obligations not yet accrued and payable) have been fully and indefeasibly paid in full in cash, and all Letters of Credit, all Cash Management Obligations, all Secured Hedge Agreements and all other Obligations (including a guarantee that is contingent in nature) have expired or terminated, the Lenders have no further commitment to lend under the Credit Agreement.

(b) A Grantor shall automatically be released from its obligations hereunder as provided in Section 9.13 of the Credit Agreement; provided that the Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other disposition by any Grantor of any Collateral that is permitted under the Credit Agreement to any Person other than a Loan Party, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral, in each case pursuant to and subject to Section 9.13 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 6.12, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release, in each case in accordance with the terms of Section 9.13 of the Credit Agreement. Any execution and delivery of documents pursuant to this Section 6.12 shall be without recourse to or warranty by the Administrative Agent.

(e) Notwithstanding anything to the contrary set forth in this Agreement, each Cash Management Bank and each Hedge Bank by the acceptance of the benefits under this Agreement hereby acknowledges and agrees that any release of Collateral effected in the manner permitted by this Agreement shall not require the consent of any Hedge Bank or Cash Management Bank.

SECTION 6.13. Reinstatement. Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

SECTION 6.14. Additional Grantors. Each Material Domestic Subsidiary of the Parent or an existing Grantor that is required to enter in this Agreement as an additional Grantor pursuant to Section 6.11 of the Credit Agreement shall execute and deliver a Security Agreement Supplement and thereupon such Material Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 6.15. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable (until termination of the Security Agreement in accordance with Section 6.12(a) and the release of the security interests created hereby) and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to take possession of and to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any

Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; (h) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, including endorsing the name of any Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, making all determinations and decisions with respect thereto and obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or paying any premium in whole or in part relating thereto; (i) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; (j) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; (k) execute, in connection with any sale provided for in Section 4.01(a), any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; (l) ask or demand for, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; and (m) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby; provided further that the Administrative Agent shall provide prompt notice to the Borrower of its exercise of the rights above. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

SECTION 6.16. General Authority of the Administrative Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 6.17. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Grantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect

29

thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Secured Party, (c) the Credit Agreement, the other Loan Documents, the Letters of Credit and any other documents executed and delivered in connection therewith and any Cash Management Obligations, Secured Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Cash Management Obligations or Secured Hedge Agreement, the applicable Cash Management Bank or Hedge Bank) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Security Agreement or any property subject thereto. When making any demand hereunder against any Grantor, the Administrative Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on any Grantor or any other Person, and any failure by the Administrative Agent or any other Secured Party to make any such demand or to collect any payments from any Grantor or any other Person or any release of any Grantor or any other Person shall not relieve any Grantor in respect of which a demand or collection is not made or any Grantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any other Secured Party against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

SECTION 6.18. FCC Matters. Notwithstanding anything to the contrary herein or in the Loan Documents, neither the Administrative Agent nor the Secured Parties will take any action pursuant to the Loan Documents with respect to any item of Collateral and/or Communications License (i) to the extent such action is not permitted by the FCC or other Governmental Authority or any other applicable Law; or (ii) that would constitute or result in an assignment of any Communications License held by Borrower or any of its Subsidiaries or a transfer of control of Borrower or any of its Subsidiaries, or that otherwise would require prior notice to or approval from the FCC or other Governmental Authority, without first providing such notice or obtaining such prior approval.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ALLTEL COMMUNICATIONS, INC., as Borrower

By:	/s/ Sharilyn S. Gasaway
	Name:	Sharilyn S. Gasaway
	Title:	Executive Vice President and Chief Financial Officer

Signature Page for

Pledge and Security Agreement

EACH OF THE GRANTORS LISTED ON ANNEX A HERETO

By:	/s/ Sharilyn S. Gasaway
	Name:	Sharilyn S. Gasaway
	Title:	Authorized Signatory

Signature Page for

Pledge and Security Agreement

CITIBANK, N.A., as Administrative Agent

By:	/s/ Ross A. MacIntyre
Name: Ross A. MacIntyre
Title: Vice President/Managing Director

Signature Page for

Pledge and Security Agreement

Annex A

List of Parent Subsidiaries and Borrower Subsidiaries that are Grantors

1.	ACI Procurement Company LP
2.	ALLTEL Cellular Associates of Arkansas Limited Partnership
3.	Alltel Communications Finance, Inc.
4.	ALLTEL Communications Investments, Inc.
5.	ALLTEL Communications of Michigan RSA #4, Inc.
6.	ALLTEL Communications of Michigan RSA #6 Cellular Limited Partnership
7.	ALLTEL Communications of Michigan RSAs, Inc.
8.	ALLTEL Communications of Mississippi RSA #2, Inc.
9.	ALLTEL Communications of Mississippi RSA #6, Inc.
10.	ALLTEL Communications of Mississippi RSA #7, Inc.
11.	ALLTEL Communications of Nebraska, Inc.
12.	ALLTEL Communications of New Mexico, Inc.
13.	ALLTEL Communications of North Arkansas, Inc.
14.	ALLTEL Communications of North Louisiana Cellular Limited Partnership
15.	ALLTEL Communications of Ohio No. 2, Inc.
16.	ALLTEL Communications of Ohio No. 3, Inc.
17.	ALLTEL Communications of Petersburg, Inc.
18.	ALLTEL Communications of Pine Bluff, LLC
19.	ALLTEL Communications of Saginaw, Inc.
20.	ALLTEL Communications of South Arkansas, Inc.
21.	ALLTEL Communications of Southern Michigan Cellular Limited Partnership
22.	ALLTEL Communications of Southern Michigan, Inc.
23.	ALLTEL Communications of Southwest Arkansas Cellular Limited Partnership
24.	ALLTEL Communications of Texarkana, Inc.
25.	ALLTEL Communications of Texas Limited Partnership
26.	ALLTEL Communications of the Southwest Limited Partnership
27.	ALLTEL Communications of Virginia No. 1, Inc.
28.	ALLTEL Communications of Virginia, Inc.
29.	ALLTEL Communications Southwest Holdings, Inc.
30.	ALLTEL Communications Wireless of Louisiana, Inc.
31.	ALLTEL Communications Wireless, Inc.
32.	ALLTEL Communications, Inc.
33.	Alltel Group
34.	Alltel Group LLC
35.	Alltel Incentives LLC
36.	ALLTEL International Holding, Inc.
37.	ALLTEL Investments, Inc.
38.	ALLTEL Mobile of Louisiana, LLC
39.	ALLTEL Newco LLC
40.	ALLTEL Ohio Limited Partnership
41.	ALLTEL Properties, LLC
42.	ALLTEL Remote Access, Inc.
43.	ALLTEL Telelink, Inc.
44.	ALLTEL Wireless Holdings of Nebraska, Inc.
45.	ALLTEL Wireless Holdings, LLC
46.	ALLTEL Wireless of Alexandria, LLC
47.	ALLTEL Wireless of LaCrosse, LLC

ANNEX A

48.	ALLTEL Wireless of Michigan RSA #1 and RSA #2, Inc.
49.	ALLTEL Wireless of Mississippi RSA #5, LLC
50.	ALLTEL Wireless of North Louisiana, LLC
51.	ALLTEL Wireless of Shreveport, LLC
52.	ALLTEL Wireless of Texarkana, LLC
53.	ALLTEL Wireless of Wisconsin Appleton-Oshkosh- Neenah MSA, LLC
54.	ALLTEL Wireless of Wisconsin RSA #1, LLC
55.	ALLTEL Wireless of Wisconsin RSA #10, LLC
56.	ALLTEL Wireless of Wisconsin RSA #2, LLC
57.	ALLTEL Wireless of Wisconsin RSA #3, LLC
58.	ALLTEL Wireless of Wisconsin RSA #6, LLC
59.	ALLTEL Wireless of Wisconsin RSA #8, LLC
60.	Appleton-Oshkosh-Neenah MSA Limited Partnership
61.	Cellular of Southern Illinois, Inc.
62.	Celutel, Inc.
63.	Central Florida Cellular Telephone Company, Inc.
64.	Control Communications Industries, Inc.
65.	CP National Corporation
66.	Dynalex, Inc.
67.	Eau Claire Cellular Telephone Limited Partnership
68.	Eau Claire Cellular, Inc.
69.	First Wireless, LLC
70.	Great Western Cellular Holdings, LLC
71.	ID Holding, LLC
72.	KIN Network, Inc.
73.	Midwest Wireless Communications L.L.C.
74.	Midwest Wireless Holdings L.L.C.
75.	Midwest Wireless Iowa L.L.C.
76.	Midwest Wireless Wisconsin L.L.C.
77.	Minford Cellular Telephone Company
78.	MVI Corp.
79.	N12AR, LLC
80.	North-West Cellular of Eau Claire, Inc.
81.	Ocean Technology International, Inc.
82.	Ocean Technology, Inc.
83.	Pacific Telecom Cellular of Washington, Inc.
84.	Pacific Telecom Cellular, Inc.
85.	Pascagoula Cellular Services, Inc.
86.	Radiofone, Inc.
87.	RCTC Wholesale Corporation
88.	Saginaw Bay Cellular Company
89.	Six Zulu Echo, LLC
90.	Southern Illinois Cellular Corp.
91.	Southern Illinois RSA Partnership
92.	Switch 2000 LLC
93.	Telecor Cellular, Inc.
94.	Tucson 21 Cellular Limited Partnership
95.	UC/PTC of Wisconsin, LLC
96.	Universal Cellular, Inc.
97.	Virginia Cellular LLC
98.	Western CLEC Corporation

ANNEX A

99.	Western COG Corporation
100.	Western Wireless International Austria Corporation
101.	Western Wireless International Bolivia III Corporation
102.	Western Wireless International Corporation
103.	Western Wireless International Georgia Corporation
104.	Western Wireless International Ghana Corporation
105.	Western Wireless International Haiti Corporation
106.	Western Wireless International Holding Corporation
107.	Western Wireless International Ivory Coast Corporation
108.	Western Wireless International Ivory Coast II Corporation
109.	Western Wireless International Kosovo Corporation
110.	Western Wireless International SakSat Corporation
111.	Western Wireless International Slovenia Corporation
112.	Western Wireless International Slovenia II Corporation
113.	Western Wireless LLC
114.	WWC CLEC Holding Corporation
115.	WWC Holding Co., Inc.
116.	WWC License Holding LLC
117.	WWC License LLC
118.	WWC Systems Purchasing Corporation
119.	WWC Texas RSA Holding Corporation
120.	WWC Texas RSA Limited Partnership
121.	Youngstown-Warren MSA Limited Partnership

ANNEX A

SCHEDULE I

Pledged Equity

Name of Issuer	Equity Interest Issued	Total Shares Outstanding	Record and Beneficial Owner/ Grantor	Percentage of Ownership	Equity Interests Pledged	Equity Interest certificated? (Y/N)
ACI Procurement Company LP	P’ship interest	N/A	ALLTEL Communications, Inc.	99.9% GP	99.9% GP	N
			ALLTEL Communications Investments, Inc.	0.1% LP	0.1% LP	N
Allied Information Services of the Philippines, Inc.	Shares	800,000	ALLTEL International Holding, Inc.	50%	400,000	N
ALLTEL Cellular Associates of Arkansas Limited Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	5% GP and 59% LP	5% GP and 59% LP	N
			ALLTEL Communications Wireless, Inc.	36% LP	36% LP	N
Alltel Communications Finance, Inc.	Shares	1,000	ALLTEL Communications, Inc.	100%	1,000	Y
ALLTEL Communications Investments, Inc.	Shares	10	ALLTEL Communications, Inc.	100%	10	Y
ALLTEL Communications of Arkansas RSA #12 Cellular Limited Partnership	P’ship interest	N/A	ALLTEL Communications of South Arkansas, Inc.	80% GP	80% GP	N
ALLTEL Communications of LaCrosse Limited Partnership	P’ship interest	N/A	ALLTEL Wireless of LaCrosse, LLC	51% GP and 44% LP	44% LP	N
ALLTEL Communications of Michigan RSA #4, Inc.	Shares	10	ALLTEL Communications Wireless, Inc.	100%	10	Y
ALLTEL Communications of Michigan RSA #6 Cellular Limited Partnership	P’ship interest	N/A	ALLTEL Communications of Michigan RSAs, Inc.	99% GP	99% GP	N
			ALLTEL Communications, Inc.	1% LP	1% LP	N
ALLTEL Communications of Michigan RSAs, Inc.	Shares	100	ALLTEL Communications Wireless, Inc.	100%	100	Y
ALLTEL Communications of Mississippi RSA #2, Inc.	Shares	10	ALLTEL Communications Wireless, Inc.	100%	10	Y
ALLTEL Communications of Mississippi RSA #6, Inc.	Shares	1,000	ALLTEL Communications Wireless, Inc.	100%	1,000	Y

SCH-1

Name of Issuer	Equity Interest Issued	Total Shares Outstanding	Record and Beneficial Owner/ Grantor	Percentage of Ownership	Equity Interests Pledged	Equity Interest certificated? (Y/N)
ALLTEL Communications of Mississippi RSA #7, Inc.	Shares	100	ALLTEL Communications Wireless, Inc.	100%	100	Y
ALLTEL Communications of Nebraska, Inc.	Shares	1,000	ALLTEL Wireless Holdings of Nebraska, Inc.	100%	1,000	Y
ALLTEL Communications of New Mexico, Inc.	Shares	10	ALLTEL Communications, Inc.	100%	10	Y
ALLTEL Communications of North Arkansas Cellular Limited Partnership	P’ship interest	N/A	ALLTEL Communications of North Arkansas, Inc.	87.59% GP	87.59% GP	N
			ALLTEL Communications, Inc.	6.41% LP	6.41% LP	N
ALLTEL Communications of North Arkansas, Inc.	Shares	100	ALLTEL Communications Wireless, Inc.	100%	100%	Y
ALLTEL Communications of North Louisiana Cellular Limited Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	13% LP	13% LP	N
			ALLTEL Wireless of Shreveport, LLC	87% GP	87% GP	N
ALLTEL Communications of Ohio No. 2, Inc.	Shares	100	ALLTEL Communications, Inc.	100%	100	Y
ALLTEL Communications of Ohio No. 3, Inc.	Shares	100	ALLTEL Communications, Inc.	100%	100	Y
ALLTEL Communications of Petersburg, Inc.	Shares	10	ALLTEL Communications Investments, Inc.	100%	10	Y
ALLTEL Communications of Pine Bluff, LLC	M’ship interests	1,000	ALLTEL Communications Wireless, Inc.	100%	100%	N
ALLTEL Communications of Saginaw Limited Partnership	P’ship interest	N/A	ALLTEL Communications of Southern Michigan, Inc.	30% LP	30% LP	N
			Saginaw Bay Cellular Company	10.2% LP	10.2% LP	N
ALLTEL Communications of Saginaw, Inc.	Shares	10	ALLTEL Communications Wireless, Inc.	100%	10	Y
ALLTEL Communications of South Arkansas, Inc.	Shares	100	ALLTEL Communications Wireless, Inc.	100%	100	Y
ALLTEL Communications of Southern Michigan Cellular Limited Partnership	P’ship interest	N/A	ALLTEL Communications of Southern Michigan, Inc.	97% GP and 1% LP	97% GP and 1% LP	N
			ALLTEL Communications of Saginaw, Inc.	2% LP	2% LP	N
ALLTEL Communications of Southern Michigan, Inc.	Shares	1,000	ALLTEL Communications Wireless, Inc.	100%	1,000	Y

2

Name of Issuer	Equity Interest Issued	Total Shares Outstanding	Record and Beneficial Owner/ Grantor	Percentage of Ownership	Equity Interests Pledged	Equity Interest certificated? (Y/N)
ALLTEL Communications of Southwest Arkansas Cellular Limited Partnership	P’ship interest	N/A	ALLTEL Communications of Texarkana, Inc.	1% GP	1% GP	N
			ALLTEL Wireless of Texarkana, LLC	88% LP	88% LP	N
			ALLTEL Communications, Inc.	11% LP	11% LP	N
ALLTEL Communications of Texarkana, Inc.	Shares	10	ALLTEL Communications Wireless, Inc.	100%	10	Y
ALLTEL Communications of Texas Limited Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	1% GP	1% GP	N
			ALLTEL Communications Investments, Inc.	99% LP	99% LP	N
ALLTEL Communications of the Southwest Limited Partnership	P’ship interest	N/A	ALLTEL Communications of New Mexico, Inc.	3.29% GP and 3.76% LP	3.29% GP and 3.76% LP	N
			ALLTEL Communications Southwest Holdings, Inc.	92.95% LP	92.95% LP	N
ALLTEL Communications of Virginia No. 1, Inc.	Shares	100	ALLTEL Communications, Inc.	100%	100	Y
ALLTEL Communications of Virginia, Inc.	Shares	10	ALLTEL Communications, Inc.	100%	10	Y
ALLTEL Communications Southwest Holdings, Inc.	Shares	10	ALLTEL Communications, Inc.	100%	10	Y
ALLTEL Communications Wireless of Louisiana, Inc.	Shares	1,000	ALLTEL Communications Wireless, Inc.	100%	1,000	Y
ALLTEL Communications Wireless, Inc.	Shares	100	ALLTEL Communications, Inc.	100%	100	Y
Alltel Group	P’ship interest	N/A	Western COG Corporation	50%	50%	N
			Alltel Group LLC	50%	50%	N
Alltel Group LLC	M’ship interest	N/A	Western COG Corporation	100%	100%	N
Alltel Incentives LLC	Units	1,000	ALLTEL Communications, Inc.	100%	1,000	N
Alltel Information (India) Private Limited	Shares	~48,079	ALLTEL International Holding, Inc.	0.02%	~9.6158	N
Alltel Information (Mauritius), Inc.	Shares	14,002	ALLTEL International Holding, Inc.	100%	9,102	Y
Alltel Mauritius Holdings, Inc.	Shares	20,026,002	ALLTEL International Holding, Inc.	100%	13,016,902	Y
ALLTEL Mobile of Louisiana, LLC	Shares	1,200	ALLTEL Communications, Inc.	100%	1,200	Y
ALLTEL Newco LLC	Units	N/A	ALLTEL Communications, Inc.	100%	100%	N

3

Name of Issuer	Equity Interest Issued	Total Shares Outstanding	Record and Beneficial Owner/ Grantor	Percentage of Ownership	Equity Interests Pledged	Equity Interest certificated? (Y/N)
ALLTEL Ohio Limited Partnership	P’ship interest	N/A	ALLTEL Communications of Petersburg, Inc.	4.8697% GP	4.8697% GP	N
			ALLTEL Communications Investments, Inc.	12.1743% GP and 82.9560% LP	12.1743% GP and 82.9560% LP	N
ALLTEL Remote Access, Inc.	Shares	1,000	ALLTEL Communications Wireless, Inc.	100%	1,000	Y
ALLTEL Telelink, Inc.	Shares	10	ALLTEL Communications Wireless, Inc.	100%	10	Y
ALLTEL Wireless Holdings of Nebraska, Inc.	Shares	100	ALLTEL Communications, Inc.	100%	100	Y
ALLTEL Wireless Holdings, LLC	M’ship interest	N/A	ALLTEL Communications, Inc.	100%	100%	N
ALLTEL Wireless of Alexandria, LLC	Shares	1,000	ALLTEL Communications Wireless, Inc.	100%	100%	N
ALLTEL Wireless of LaCrosse, LLC	Shares	1,000	Universal Cellular, Inc.	100%	100%	N
ALLTEL Wireless of Michigan RSA #1 and RSA #2, Inc.	Shares	100	Pacific Telecom Cellular, Inc.	100%	100	Y
ALLTEL Wireless of Mississippi RSA #5, LLC	M’ship interest	1,000	ALLTEL Communications Wireless, Inc.	100%	100%	N
ALLTEL Wireless of North Louisiana, LLC	Shares	1,000	ALLTEL Communications Wireless, Inc.	100%	100%	N
ALLTEL Wireless of Shreveport, LLC	Shares	1,000	ALLTEL Communications Wireless, Inc.	100%	100%	N
ALLTEL Wireless of Texarkana, LLC	Shares	1,000	ALLTEL Communications Wireless, Inc.	100%	100%	N
ALLTEL Wireless of Wisconsin Appleton-Oshkosh-Neenah MSA, LLC	Shares	1,000	UC/PTC of Wisconsin, LLC	100%	100%	N
ALLTEL Wireless of Wisconsin RSA #1, LLC	Shares	1,000	UC/PTC of Wisconsin, LLC	100%	100%	N
ALLTEL Wireless of Wisconsin RSA #10, LLC	Shares	1,000	Universal Cellular, Inc.	100%	100%	N
ALLTEL Wireless of Wisconsin RSA #2, LLC	Shares	1,000	UC/PTC of Wisconsin, LLC	100%	100%	N
ALLTEL Wireless of Wisconsin RSA #3, LLC	Shares	1,000	UC/PTC of Wisconsin, LLC	100%	100%	N
ALLTEL Wireless of Wisconsin RSA #6, LLC	Shares	1,000	UC/PTC of Wisconsin, LLC	100%	100%	N
ALLTEL Wireless of Wisconsin RSA #8, LLC	Shares	1,000	Pacific Telecom Cellular, Inc.	100%	100%	N

4

Name of Issuer	Equity Interest Issued	Total Shares Outstanding	Record and Beneficial Owner/ Grantor	Percentage of Ownership	Equity Interests Pledged	Equity Interest certificated? (Y/N)
Appleton-Oshkosh-Neenah MSA Limited Partnership	P’ship interest	N/A	ALLTEL Wireless of Wisconsin Appleton-Oshkosh-Neenah MSA, LLC	30.79% GP and 68.0577% LP	30.79% GP and 68.0577% LP	N
			ALLTEL Communications, Inc.	1.1523% GP	1.1523% GP	N
Athens Cellular, Inc.	Shares	Info to be provided post- closing	ALLTEL Communications, Inc.	8.85%	Info to be provided post closing	Y
Cellular 2000, Inc.	M’ship interest	25,000	Midwest Wireless Communications, L.L.C.	50%	12,500	Y
Cellular of Southern Illinois, Inc.	Shares	300	Southern Illinois Cellular Corp.	66.70%	200	Y
			First Wireless, LLC	33.30%	100	Y
Celutel of Biloxi, Inc.	Shares	2,129,475	Celutel, Inc.	96.45%	2,053,903.512	Y
Celutel, Inc.	Shares	100	Alltel Communications Wireless of Louisiana, Inc.	100%	100	Y
Central Florida Cellular Telephone Company, Inc.	Shares	200	ALLTEL Communications, Inc.	100%	200	Y
Charleston-North Charleston MSA Limited Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	51% GP and 24% LP	51% GP and 24% LP	N
Control Communications Industries, Inc.	Shares	1,000	CP National Corporation	100%	1,000	Y
Dynalex, Inc.	Shares	100,000	Ocean Technology, Inc.	100%	100,000	Y
Eau Claire Cellular Telephone Limited Partnership	P’ship interest	N/A	North-West Cellular of Eau Claire, Inc.	11% GP	11% GP	N
			Eau Claire Cellular, Inc.	33% GP and 56% LP	33% GP and 56% LP	N
Eau Claire Cellular, Inc.	Shares	400,000	Pacific Telecom Cellular, Inc.	100%	400,000	Y
Fayetteville MSA Limited Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	51.0% GP and 38.8990% LP	51.0% GP and 38.8990% LP	N
First Wireless, LLC	Common interests	N/A	Southern Illinois Cellular Corp.	100%	100%	N
Full Circle Insurance Limited	Shares	120,000	ALLTEL Communications, Inc.	100%	78,000	Y
Georgia R.S.A #8 Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	33.33% GP	33.33% GP	N
Great Western Cellular Holdings, L.L.C.	Units	N/A	WWC Holding Co., Inc.	100%	100%	N
ID Holding, LLC	Common interests	N/A	WWC License LLC	100%	100%	N

5

Name of Issuer	Equity Interest Issued	Total Shares Outstanding	Record and Beneficial Owner/ Grantor	Percentage of Ownership	Equity Interests Pledged	Equity Interest certificated? (Y/N)
Jackson Cellular Telephone Co., Inc.	Shares	15,653	Celutel, Inc.	96.33%	15,078.8984	Y
KIN Network, Inc.	Shares	412,221	ALLTEL Communications, Inc.	100%	412,221	Y
Las Cruces Cellular Telephone Company	P’ship interest	N/A	ALLTEL Communications of the Southwest Limited Partnership	94.5792% GP	94.5792% GP	N
			WWC Holding Co., Inc.	0.3388% GP	0.3388% GP	N
Michigan RSA #9 Limited Partnership	P’ship interest	N/A	ALLTEL Communications of Michigan RSAs, Inc.	43.82% GP & 0.4364% LP	43.82% GP and 0.4364% LP	N
Midwest Wireless Communications L.L.C.	Common interests	N/A	Midwest Wireless Holdings L.L.C.	100%	100%	N
Midwest Wireless Holdings L.L.C.	Common interests	N/A	ALLTEL Communications, Inc.	100%	100%	N
Midwest Wireless Iowa L.L.C.	Common interests	N/A	Midwest Wireless Holdings L.L.C.	100%	100%	N
Midwest Wireless Wisconsin L.L.C.	Common interests	N/A	Midwest Wireless Holdings L.L.C.	100%	100%	N
Minford Cellular Telephone Company	Shares	1,000	ALLTEL Communications, Inc.	100%	1,000	Y
Missouri RSA #2 Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	50% GP	50% GP	N
Missouri RSA 4 Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	47.50% GP	47.50% GP	N
MVI Corp.	Shares	32,800	ALLTEL Communications Wireless, Inc.	100%	32,800	Y
Northwest Arkansas RSA Limited Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	51% GP	51% GP	N
North-West Cellular of Eau Claire, Inc.	Shares	39,000	Pacific Telecom Cellular, Inc.	100%	39,000	Y
Ocean Technology, Inc.	Shares	100	Control Communications Industries, Inc.	100%	100	Y
Ocean Technology International, Inc.	Shares	2,500	Ocean Technology, Inc.	100%	2,500	Y
Ohio RSA 2 Limited Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	67.471% GP and 10.843% LP	67.471% GP and 10.843% LP	N
Ohio RSA 5 Limited Partnership	P’ship interest	N/A	ALLTEL Communications of Ohio No. 2, Inc.	57.5% GP and 21.25% LP	57.5% GP and 21.25% LP	N
Oklahoma RSA No. 4 South Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	77.78% GP	77.78% GP	N

6

Name of Issuer	Equity Interest Issued	Total Shares Outstanding	Record and Beneficial Owner/ Grantor	Percentage of Ownership	Equity Interests Pledged	Equity Interest certificated? (Y/N)
Pacific Telecom Cellular of Washington, Inc.	Shares	100	Pacific Telecom Cellular, Inc.	100%	100	Y
Pacific Telecom Cellular, Inc.	Shares	100	ALLTEL Communications Wireless of Louisiana, Inc.	100%	100	Y
Pascagoula Cellular Partnership	P’ship interest	N/A	Celutel, Inc.	33.9835% GP	33.9835% GP	N
			Pascagoula Cellular Services, Inc.	59.2100% GP	59.2100% GP	N
Pascagoula Cellular Services, Inc.	Shares	200	Celutel, Inc.	100%	200	Y
Petersburg Cellular Partnership	P’ship interest	N/A	ALLTEL Communications of Petersburg, Inc.	92.9607% GP	92.9607% GP	N
Pittsfield Cellular Telephone Company	P’ship interest	N/A	ALLTEL Communications, Inc.	23.75% GP	23.75% GP	N
Radiofone, Inc.	Shares	1	ALLTEL Communications, Inc.	100%	1	Y
RCTC Wholesale Corporation	Shares	1,000	ALLTEL Communications Investments, Inc.	37.5%	375	Y
			ALLTEL Communications, Inc.	62.5%	625	Y
Saginaw Bay Cellular Company	Shares	1,000	ALLTEL Communications of Southern Michigan, Inc.	100%	1,000	Y
SakSat Georgia, Ltd.	N/A	N/A	SakSat USA, LLC	75%	65%	N
Southern Illinois Cellular Corp.	Shares	14,035	ALLTEL Communications, Inc.	100%	14,035	Y
Southern Illinois RSA Partnership	P’ship interest	N/A	Southern Illinois Cellular Corp.	95.93% GP	95.93% GP	N
			First Wireless, LLC	4.07% GP	4.07% GP	N
Switch 2000 LLC	M’ship interest	N/A	Midwest Wireless Holdings L.L.C.	100%	100%	N
Telecor Cellular, Inc.	Shares	1,000	ALLTEL Communications Wireless, Inc.	100%	1,000	Y
Texas RSA #11B Limited Partnership	P’ship interest	N/A	ALLTEL Communications Investments, Inc.	32.0488% LP	32.0488% LP	N
Texas RSA 7B2 Limited Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	97.5% GP	97.5% GP	N
Tucson 21 Cellular Limited Partnership	P’ship interest	N/A	ALLTEL Communications of the Southwest Limited Partnership	4.762% GP	4.762% GP	N
			ALLTEL Communications, Inc.	95.238% LP	95.238% LP	N

7

Name of Issuer	Equity Interest Issued	Total Shares Outstanding	Record and Beneficial Owner/ Grantor	Percentage of Ownership	Equity Interests Pledged	Equity Interest certificated? (Y/N)
Tyler/Longview/Marshall MSA Limited Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	40% GP and 20% LP	20% LP	N
UC/PTC of Wisconsin, LLC	Shares	6,000	Pacific Telecom Cellular, Inc.	85%	5,100	N
			Universal Cellular, Inc.	15%	900	N
Universal Cellular, Inc.	Shares	500	ALLTEL Communications Wireless of Louisiana, Inc.	100%	500	Y
Virginia 10 RSA Limited Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	33% LP	33% LP	N
Virginia Cellular LLC	M’ship interest	N/A	WWC License LLC	100%	100%	N
Virginia RSA 2 Limited Partnership	P’ship interest	N/A	ALLTEL Communications of Virginia No. 1, Inc.	66.51% GP and 3.493% LP	66.51% GP and 3.493% LP	N
			ALLTEL Communications, Inc.	5% LP	5% LP	N
Western CLEC Corporation	Shares	3,000	WWC CLEC Holding Corporation	100%	3,000	Y
Western COG Corporation	Shares	1,000	Western Wireless LLC	100%	1,000	Y
Western Wireless International Austria Corporation	Shares	1,000	Western Wireless International Corporation	100%	1,000	Y
Western Wireless International Bolivia III Corporation	Shares	1,000	Western Wireless International Corporation	100%	1,000	Y
Western Wireless International Corporation	Shares	1,000	Western Wireless International Holding Corporation	100%	1,000	Y
Western Wireless International Georgia Corporation	Shares	1,000	Western Wireless International Corporation	100%	1,000	Y
Western Wireless International Ghana Corporation	Shares	1,000	Western Wireless International Corporation	100%	1,000	Y
Western Wireless International Haiti Corporation	Shares	1,000	Western Wireless International Corporation	100%	1,000	Y
Western Wireless International Holding Corporation	Shares	7,079.2079	WWC Holding Co., Inc.	100%	7,079.2079	Y
Western Wireless International Ivory Coast Corporation	Shares	1,000	Western Wireless International Corporation	100%	1,000	Y

8

Name of Issuer	Equity Interest Issued	Total Shares Outstanding	Record and Beneficial Owner/ Grantor	Percentage of Ownership	Equity Interests Pledged	Equity Interest certificated? (Y/N)
Western Wireless International Ivory Coast II Corporation	Shares	1,000	Western Wireless International Ivory Coast Corporation	100%	1,000	Y
Western Wireless International Kosovo Corporation	Shares	1,000	Western Wireless International Holding Corporation	100%	1,000	Y
Western Wireless International SakSat Corporation	Shares	1,000	Western Wireless International Corporation	100%	1,000	Y
Western Wireless International Slovenia Corporation	Shares	1,000	Western Wireless International Corporation	100%	1,000	Y
Western Wireless International Slovenia II Corporation	Shares	1,000	Western Wireless International Corporation	100%	1,000	Y
Western Wireless LLC	M’ship interest	100 M’ship interests	ALLTEL Communications, Inc.	100%	100%	N
Wisconsin RSA #1 Limited Partnership	P’ship interest	N/A	ALLTEL Wireless of Wisconsin RSA #1, LLC	38.961% GP and 3.2466% LP	38.961% GP and 3.2466 LP	N
Wisconsin RSA #2 Partnership	P’ship interest	N/A	ALLTEL Wireless of Wisconsin RSA #2, LLC	99% GP	99% GP	N
WWC CLEC Holding Corporation	Shares	1,000	Western Wireless LLC	100%	1,000	Y
WWC Holding Co., Inc.	Shares	100	Western Wireless LLC	100%	100	Y
WWC License Holding LLC	Common interests	N/A	Western Wireless LLC	100%	100%	N
WWC License LLC	Common interests	N/A	WWC License Holding LLC	100%	100%	N
WWC Systems Purchasing Corporation	Shares	1,000	Western Wireless LLC	100%	1,000	Y
WWC Texas RSA Holding Corporation	Shares	1,000	WWC License Holding LLC	100%	1,000	Y
WWC Texas RSA Limited Partnership	P’ship interest	N/A	WWC Texas RSA Holding Corporation	1% GP	1% GP	N
			WWC License LLC	88% LP	88% LP	N
			WWC Holding Co., Inc.	11% LP	11% LP	N
Youngstown-Warren MSA Limited Partnership	P’ship interest	N/A	ALLTEL Communications, Inc.	40% GP and 60% LP	40% GP and 60% LP	N

9

Pledged Debt

1. Global Intercompany Note dated November 16, 2007, issued by the Grantors as Payors (as defined therein) to the Grantors as Payees (as defined therein).

2. Global Intercompany Note dated November 16, 2007, issued by the Non-Grantors as Payors (as defined therein) to the Grantors as Payees (as defined therein).

10

SCHEDULE II

Commercial Tort Claims

The following list includes all commercial tort claims of each Grantor (a) in excess of $10,000,000 held by any Grantor and (b) for which a complaint has been (i) filed in a court of competent jurisdiction or (ii) submitted to an arbitrator of competent jurisdiction:

NONE.

SCH-2

EXHIBIT I TO THE

SECURITY AGREEMENT

SUPPLEMENT NO.                      dated as of [     ], to the Pledge and Security Agreement dated as of November 16, 2007 among, ALLTEL COMMUNICATIONS, INC. (the “Borrower”), certain Subsidiaries of AllTel Corporation, a Delaware corporation and parent of Borrower (the “Parent”), from time to time party thereto and CITIBANK, N.A., as Administrative Agent for the Secured Parties (the “Security Agreement”).

A. Reference is made to (i) the Credit Agreement dated as of November 16, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Parent, CITIBANK, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), (ii) each Secured Hedge Agreement and (iii) the Cash Management Obligations.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

C. The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and the L/C Issuers to issue Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to provide Cash Management Services. Section 6.14 of the Security Agreement provides that additional Material Domestic Subsidiaries of the Parent may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Material Domestic Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce (x) the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to provide Cash Management Services and as consideration for (x) Loans previously made and Letters of Credit previously issued, (y) Secured Hedge Agreements previously entered into and/or maintained and (z) Cash Management Services previously provided.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 6.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment in full of the Obligations does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary and each reference in the Credit Agreement and any other Loan Document to a “Grantor” or a “Loan Party” shall also be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

EXHIBIT I-1

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary, and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is true and correct information regarding any and all Collateral of the New Subsidiary and the Equity Interests of such New Subsidiary held by others and (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation, the identity of type of organization of such New Subsidiary, the location of its chief executive office, its Federal Taxpayer Identification Number and its organizational identification number, as applicable. Schedule I shall be incorporated into, and after the date hereof be deemed part of, the Perfection Certificate.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the maximum extent permitted by applicable law, the parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

[Signatures on following page]

EXHIBIT I-2

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

Jurisdiction of Formation:
Address Of Chief Executive Office:
Identity or Type of Organization:
Federal Taxpayer Identification Number:
Organizational Identification Number:

CITIBANK, N.A.,
as Administrative Agent

By:
Name:
Title:

EXHIBIT I-3

SCHEDULE I

TO SUPPLEMENTAL NO. __ TO THE

SECURITY AGREEMENT

LOCATION OF COLLATERAL (INCLUDING COLLATERAL IN THE POSSESSION OF OTHERS)

Description	Location

REAL PROPERTY

Entity of Record	Common Name and Address	Owned or Leased	Fair Market Value (if owned)

LOCATIONS OF TOWER ASSETS

ID Site	Site Name	Address	City, State, Zip	County, State	Latitude/ Longitude	Agreement Type

EQUITY INTERESTS DIRECTLY HELD BY NEW SUBSIDIARY

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

EQUITY INTERESTS ISSUED BY NEW SUBSIDIARY

Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

PATENTS AND PATENT LICENSES

Alltel Entity	Filing Date	Application No.	Patent No.	Issue Date

TRADEMARKS AND TRADEMARK LICENSES

Mark	Application No.	Filing Date	Reg. No.	Reg. Date	Alltel Entity

COPYRIGHTS AND COPYRIGHT LICENSES

Mark	Application No.	Filing Date	Reg. No.	Reg. Date	Alltel Entity

5

DEPOSIT ACCOUNTS AND SECURITIES INVESTMENT ACCOUNTS

Grantor	Bank or Securities Intermediary	Address	ABA# (if relevant)	Account Number	Type of Account

COMMERCIAL TORT CLAIMS

The following list includes all commercial tort claims of each Grantor (a) in excess of $10,000,000 held by any Grantor and (b) for which a complaint has been (i) filed in a court of competent jurisdiction or (ii) submitted to an arbitrator of competent jurisdiction:

[disclosure, if any, to be provided]

LETTER OF CREDIT RIGHTS

Issuer	Beneficiary	Amount	Issue Date	Expiry Date

6

Exhibit II

FORM OF

PERFECTION CERTIFICATE

Provided separately.

7

Exhibit III

FORM OF

PATENT SECURITY AGREEMENT

(SHORT-FORM)

PATENT SECURITY AGREEMENT, dated as of [            ], 2007, among ALLTEL COMMUNICATIONS, INC. (the “Borrower”), certain Subsidiaries of AllTel Corporation, a Delaware corporation and parent of Borrower (the “Parent”), from time to time party hereto and CITIBANK, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Pledge and Security Agreement dated as of November 16, 2007 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, certain Subsidiaries of the Parent from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Credit Agreement dated as of November 16, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Parent, CITIBANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby pledges and grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in, to or under any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(a) all patents in the United States or the equivalent thereof in any other country in or to which such Grantor now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and patent applications in the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the USPTO or any similar offices in any other country and all rights therein provided by international treaties or conventions, (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements, patents issued upon re-examinations, or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein, and (c) all rights corresponding thereto throughout the world.

Section 3. Termination. This Agreement is made to secure the satisfactory payment of the Obligations. This Patent Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Patent Collateral acquired under this Agreement. Additionally, upon such satisfactory payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Patent Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. The Borrower represents and warrants, as to itself and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing Patent Collateral consisting of U.S. Patent registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 6. Counterparts. This Patent Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 7. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

9

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ALLTEL COMMUNICATIONS, INC.,
as Borrower

By:	/s/ Sharilyn S. Gasaway
Name: Sharilyn S. Gasaway
Title: Executive Vice President and Chief Financial Officer

Signature Page for

Patent Security Agreement

EACH OF THE GRANTORS LISTED ON ANNEX A HERETO

By:	/s/ Sharilyn S. Gasaway
Name: Sharilyn S. Gasaway
Title: Authorized Signatory

Signature Page for

Patent Security Agreement

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Ross A. MacIntyre
Name: Ross A. MacIntyre
Title: Vice President/Managing Director

Signature Page for

Patent Security Agreement

Annex A

List of Parent Subsidiaries and Borrower Subsidiaries that are Grantors

1.	ACI Procurement Company LP
2.	ALLTEL Cellular Associates of Arkansas Limited Partnership
3.	Alltel Communications Finance, Inc.
4.	ALLTEL Communications Investments, Inc.
5.	ALLTEL Communications of Michigan RSA #4, Inc.
6.	ALLTEL Communications of Michigan RSA #6 Cellular Limited Partnership
7.	ALLTEL Communications of Michigan RSAs, Inc.
8.	ALLTEL Communications of Mississippi RSA #2, Inc.
9.	ALLTEL Communications of Mississippi RSA #6, Inc.
10.	ALLTEL Communications of Mississippi RSA #7, Inc.
11.	ALLTEL Communications of Nebraska, Inc.
12.	ALLTEL Communications of New Mexico, Inc.
13.	ALLTEL Communications of North Arkansas, Inc.
14.	ALLTEL Communications of North Louisiana Cellular Limited Partnership
15.	ALLTEL Communications of Ohio No. 2, Inc.
16.	ALLTEL Communications of Ohio No. 3, Inc.
17.	ALLTEL Communications of Petersburg, Inc.
18.	ALLTEL Communications of Pine Bluff, LLC
19.	ALLTEL Communications of Saginaw, Inc.
20.	ALLTEL Communications of South Arkansas, Inc.
21.	ALLTEL Communications of Southern Michigan Cellular Limited Partnership
22.	ALLTEL Communications of Southern Michigan, Inc.
23.	ALLTEL Communications of Southwest Arkansas Cellular Limited Partnership
24.	ALLTEL Communications of Texarkana, Inc.
25.	ALLTEL Communications of Texas Limited Partnership
26.	ALLTEL Communications of the Southwest Limited Partnership
27.	ALLTEL Communications of Virginia No. 1, Inc.
28.	ALLTEL Communications of Virginia, Inc.
29.	ALLTEL Communications Southwest Holdings, Inc.
30.	ALLTEL Communications Wireless of Louisiana, Inc.
31.	ALLTEL Communications Wireless, Inc.
32.	ALLTEL Communications, Inc.
33.	Alltel Group
34.	Alltel Group LLC
35.	Alltel Incentives LLC
36.	ALLTEL International Holding, Inc.
37.	ALLTEL Investments, Inc.
38.	ALLTEL Mobile of Louisiana, LLC
39.	ALLTEL Newco LLC
40.	ALLTEL Ohio Limited Partnership
41.	ALLTEL Properties, LLC
42.	ALLTEL Remote Access, Inc.
43.	ALLTEL Telelink, Inc.
44.	ALLTEL Wireless Holdings of Nebraska, Inc.
45.	ALLTEL Wireless Holdings, LLC
46.	ALLTEL Wireless of Alexandria, LLC
47.	ALLTEL Wireless of LaCrosse, LLC

Signature Page for

Patent Security Agreement

48.	ALLTEL Wireless of Michigan RSA #1 and RSA #2, Inc.
49.	ALLTEL Wireless of Mississippi RSA #5, LLC
50.	ALLTEL Wireless of North Louisiana, LLC
51.	ALLTEL Wireless of Shreveport, LLC
52.	ALLTEL Wireless of Texarkana, LLC
53.	ALLTEL Wireless of Wisconsin Appleton-Oshkosh- Neenah MSA, LLC
54.	ALLTEL Wireless of Wisconsin RSA #1, LLC
55.	ALLTEL Wireless of Wisconsin RSA #10, LLC
56.	ALLTEL Wireless of Wisconsin RSA #2, LLC
57.	ALLTEL Wireless of Wisconsin RSA #3, LLC
58.	ALLTEL Wireless of Wisconsin RSA #6, LLC
59.	ALLTEL Wireless of Wisconsin RSA #8, LLC
60.	Appleton-Oshkosh-Neenah MSA Limited Partnership
61.	Cellular of Southern Illinois, Inc.
62.	Celutel, Inc.
63.	Central Florida Cellular Telephone Company, Inc.
64.	Control Communications Industries, Inc.
65.	CP National Corporation
66.	Dynalex, Inc.
67.	Eau Claire Cellular Telephone Limited Partnership
68.	Eau Claire Cellular, Inc.
69.	First Wireless, LLC
70.	Great Western Cellular Holdings, LLC
71.	ID Holding, LLC
72.	KIN Network, Inc.
73.	Midwest Wireless Communications L.L.C.
74.	Midwest Wireless Holdings L.L.C.
75.	Midwest Wireless Iowa L.L.C.
76.	Midwest Wireless Wisconsin L.L.C.
77.	Minford Cellular Telephone Company
78.	MVI Corp.
79.	N12AR, LLC
80.	North-West Cellular of Eau Claire, Inc.
81.	Ocean Technology International, Inc.
82.	Ocean Technology, Inc.
83.	Pacific Telecom Cellular of Washington, Inc.
84.	Pacific Telecom Cellular, Inc.
85.	Pascagoula Cellular Services, Inc.
86.	Radiofone, Inc.
87.	RCTC Wholesale Corporation
88.	Saginaw Bay Cellular Company
89.	Six Zulu Echo, LLC
90.	Southern Illinois Cellular Corp.
91.	Southern Illinois RSA Partnership
92.	Switch 2000 LLC
93.	Telecor Cellular, Inc.
94.	Tucson 21 Cellular Limited Partnership
95.	UC/PTC of Wisconsin, LLC
96.	Universal Cellular, Inc.
97.	Virginia Cellular LLC
98.	Western CLEC Corporation

99.	Western COG Corporation
100.	Western Wireless International Austria Corporation
101.	Western Wireless International Bolivia III Corporation
102.	Western Wireless International Corporation
103.	Western Wireless International Georgia Corporation
104.	Western Wireless International Ghana Corporation
105.	Western Wireless International Haiti Corporation
106.	Western Wireless International Holding Corporation
107.	Western Wireless International Ivory Coast Corporation
108.	Western Wireless International Ivory Coast II Corporation
109.	Western Wireless International Kosovo Corporation
110.	Western Wireless International SakSat Corporation
111.	Western Wireless International Slovenia Corporation
112.	Western Wireless International Slovenia II Corporation
113.	Western Wireless LLC
114.	WWC CLEC Holding Corporation
115.	WWC Holding Co., Inc.
116.	WWC License Holding LLC
117.	WWC License LLC
118.	WWC Systems Purchasing Corporation
119.	WWC Texas RSA Holding Corporation
120.	WWC Texas RSA Limited Partnership
121.	Youngstown-Warren MSA Limited Partnership

Schedule I

Short Particulars of U.S. Patent Collateral

Signature Page for

Patent Security Agreement

Exhibit IV

FORM OF

TRADEMARK SECURITY AGREEMENT

(SHORT-FORM)

TRADEMARK SECURITY AGREEMENT, dated as of [            ], 2007, among ALLTEL COMMUNICATIONS, INC. (the “Borrower”), certain Subsidiaries of ALLTEL Corporation, a Delaware corporation and parent of Borrower (the “Parent”), from time to time party hereto and CITIBANK, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Pledge and Security Agreement dated as of November 16, 2007 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Credit Agreement dated as of November 16, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Parent, CITIBANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby pledges and grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in, to or under any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, trade names, corporate names, company names, business names, Internet domain names, trade dress, logos, designs and general intangibles of a like nature, fictitious business names, other source or business identifiers, now existing or hereafter adopted or acquired, including without limitation, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered or common law trademarks and service marks used by a Grantor and (b) all goodwill connected with the use of and symbolized thereby, and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

Section 3. Termination. This Agreement is made to secure the satisfactory payment of the Obligations. This Trademark Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement. Additionally, upon such satisfactory payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Trademark Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. The Borrower represents and warrants, as to itself and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing Trademark Collateral consisting of U.S. Trademark registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 6. Counterparts. This Trademark Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 7. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ALLTEL COMMUNICATIONS, INC., as Borrower

By:	/s/ Sharilyn S. Gasaway
	Name:	Sharilyn S. Gasaway
	Title:	Executive Vice President and Chief Financial Officer

Signature Page for

Trademark Security Agreement

EACH OF THE GRANTORS LISTED ON ANNEX A HERETO

By:	/s/ Sharilyn S. Gasaway
	Name:	Sharilyn S. Gasaway
	Title:	Authorized Signatory

Signature Page for

Trademark Security Agreement

CITIBANK, N.A., as Administrative Agent

By:	/s/ Ross A. MacIntyre
	Name:	Ross A. MacIntyre
	Title:	Vice President/Managing Director

Signature Page for

Trademark Security Agreement

Annex A

List of Parent Subsidiaries and Borrower Subsidiaries that are Grantors

1.	ACI Procurement Company LP
2.	ALLTEL Cellular Associates of Arkansas Limited Partnership
3.	Alltel Communications Finance, Inc.
4.	ALLTEL Communications Investments, Inc.
5.	ALLTEL Communications of Michigan RSA #4, Inc.
6.	ALLTEL Communications of Michigan RSA #6 Cellular Limited Partnership
7.	ALLTEL Communications of Michigan RSAs, Inc.
8.	ALLTEL Communications of Mississippi RSA #2, Inc.
9.	ALLTEL Communications of Mississippi RSA #6, Inc.
10.	ALLTEL Communications of Mississippi RSA #7, Inc.
11.	ALLTEL Communications of Nebraska, Inc.
12.	ALLTEL Communications of New Mexico, Inc.
13.	ALLTEL Communications of North Arkansas, Inc.
14.	ALLTEL Communications of North Louisiana Cellular Limited Partnership
15.	ALLTEL Communications of Ohio No. 2, Inc.
16.	ALLTEL Communications of Ohio No. 3, Inc.
17.	ALLTEL Communications of Petersburg, Inc.
18.	ALLTEL Communications of Pine Bluff, LLC
19.	ALLTEL Communications of Saginaw, Inc.
20.	ALLTEL Communications of South Arkansas, Inc.
21.	ALLTEL Communications of Southern Michigan Cellular Limited Partnership
22.	ALLTEL Communications of Southern Michigan, Inc.
23.	ALLTEL Communications of Southwest Arkansas Cellular Limited Partnership
24.	ALLTEL Communications of Texarkana, Inc.
25.	ALLTEL Communications of Texas Limited Partnership
26.	ALLTEL Communications of the Southwest Limited Partnership
27.	ALLTEL Communications of Virginia No. 1, Inc.
28.	ALLTEL Communications of Virginia, Inc.
29.	ALLTEL Communications Southwest Holdings, Inc.
30.	ALLTEL Communications Wireless of Louisiana, Inc.
31.	ALLTEL Communications Wireless, Inc.
32.	ALLTEL Communications, Inc.
33.	Alltel Group
34.	Alltel Group LLC
35.	Alltel Incentives LLC
36.	ALLTEL International Holding, Inc.
37.	ALLTEL Investments, Inc.
38.	ALLTEL Mobile of Louisiana, LLC
39.	ALLTEL Newco LLC
40.	ALLTEL Ohio Limited Partnership
41.	ALLTEL Properties, LLC
42.	ALLTEL Remote Access, Inc.
43.	ALLTEL Telelink, Inc.
44.	ALLTEL Wireless Holdings of Nebraska, Inc.
45.	ALLTEL Wireless Holdings, LLC
46.	ALLTEL Wireless of Alexandria, LLC
47.	ALLTEL Wireless of LaCrosse, LLC

48.	ALLTEL Wireless of Michigan RSA #1 and RSA #2, Inc.
49.	ALLTEL Wireless of Mississippi RSA #5, LLC
50.	ALLTEL Wireless of North Louisiana, LLC
51.	ALLTEL Wireless of Shreveport, LLC
52.	ALLTEL Wireless of Texarkana, LLC
53.	ALLTEL Wireless of Wisconsin Appleton-Oshkosh- Neenah MSA, LLC
54.	ALLTEL Wireless of Wisconsin RSA #1, LLC
55.	ALLTEL Wireless of Wisconsin RSA #10, LLC
56.	ALLTEL Wireless of Wisconsin RSA #2, LLC
57.	ALLTEL Wireless of Wisconsin RSA #3, LLC
58.	ALLTEL Wireless of Wisconsin RSA #6, LLC
59.	ALLTEL Wireless of Wisconsin RSA #8, LLC
60.	Appleton-Oshkosh-Neenah MSA Limited Partnership
61.	Cellular of Southern Illinois, Inc.
62.	Celutel, Inc.
63.	Central Florida Cellular Telephone Company, Inc.
64.	Control Communications Industries, Inc.
65.	CP National Corporation
66.	Dynalex, Inc.
67.	Eau Claire Cellular Telephone Limited Partnership
68.	Eau Claire Cellular, Inc.
69.	First Wireless, LLC
70.	Great Western Cellular Holdings, LLC
71.	ID Holding, LLC
72.	KIN Network, Inc.
73.	Midwest Wireless Communications L.L.C.
74.	Midwest Wireless Holdings L.L.C.
75.	Midwest Wireless Iowa L.L.C.
76.	Midwest Wireless Wisconsin L.L.C.
77.	Minford Cellular Telephone Company
78.	MVI Corp.
79.	N12AR, LLC
80.	North-West Cellular of Eau Claire, Inc.
81.	Ocean Technology International, Inc.
82.	Ocean Technology, Inc.
83.	Pacific Telecom Cellular of Washington, Inc.
84.	Pacific Telecom Cellular, Inc.
85.	Pascagoula Cellular Services, Inc.
86.	Radiofone, Inc.
87.	RCTC Wholesale Corporation
88.	Saginaw Bay Cellular Company
89.	Six Zulu Echo, LLC
90.	Southern Illinois Cellular Corp.
91.	Southern Illinois RSA Partnership
92.	Switch 2000 LLC
93.	Telecor Cellular, Inc.
94.	Tucson 21 Cellular Limited Partnership
95.	UC/PTC of Wisconsin, LLC
96.	Universal Cellular, Inc.
97.	Virginia Cellular LLC
98.	Western CLEC Corporation

99.	Western COG Corporation
100.	Western Wireless International Austria Corporation
101.	Western Wireless International Bolivia III Corporation
102.	Western Wireless International Corporation
103.	Western Wireless International Georgia Corporation
104.	Western Wireless International Ghana Corporation
105.	Western Wireless International Haiti Corporation
106.	Western Wireless International Holding Corporation
107.	Western Wireless International Ivory Coast Corporation
108.	Western Wireless International Ivory Coast II Corporation
109.	Western Wireless International Kosovo Corporation
110.	Western Wireless International SakSat Corporation
111.	Western Wireless International Slovenia Corporation
112.	Western Wireless International Slovenia II Corporation
113.	Western Wireless LLC
114.	WWC CLEC Holding Corporation
115.	WWC Holding Co., Inc.
116.	WWC License Holding LLC
117.	WWC License LLC
118.	WWC Systems Purchasing Corporation
119.	WWC Texas RSA Holding Corporation
120.	WWC Texas RSA Limited Partnership
121.	Youngstown-Warren MSA Limited Partnership

Schedule I to

Trademark Security Agreement Supplement

United States Trademarks, Service Marks and Trademark Applications

Trademark or Service Mark	Serial No.	Reg. No.	Reg. Date	Grantor

Trademark or Service Mark Application	Serial No.	Date Filed	Grantor

Exhibit V

FORM OF

COPYRIGHT SECURITY AGREEMENT

(SHORT-FORM)

COPYRIGHT SECURITY AGREEMENT, dated as of [            ], 2007, among ALLTEL COMMUNICATIONS, INC. (the “Borrower”), certain Subsidiaries of ALLTEL Corporation, a Delaware corporation and parent of Borrower (the “Parent”), from time to time party hereto and CITIBANK, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Pledge and Security Agreement dated as of November 16, 2007 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Credit Agreement dated as of November 16, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Parent, CITIBANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby pledges and grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in, to or under any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO or any foreign equivalent office.

Section 3. Termination. This Agreement is made to secure the satisfactory payment of the Obligations. This Copyright Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Copyright Collateral acquired under this Agreement. Additionally, upon such satisfactory payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Copyright Collateral.

1

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. The Borrower represents and warrants, as to itself and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing Copyright Collateral consisting of U.S. Copyright registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 6. Counterparts. This Copyright Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 7. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ALLTEL COMMUNICATIONS, INC., as Borrower

By:	/s/ Sharilyn S. Gasaway
	Name:	Sharilyn S. Gasaway
	Title:	Executive Vice President and Chief Financial Officer

Signature Page for

Copyright Security Agreement

EACH OF THE GRANTORS LISTED ON ANNEX A HERETO

By:	/s/ Sharilyn S. Gasaway
	Name:	Sharilyn S. Gasaway
	Title:	Authorized Signatory

Signature Page for

Copyright Security Agreement

CITIBANK, N.A., as Administrative Agent

By:	/s/ Ross A. MacIntyre
	Name:	Ross A. MacIntyre
	Title:	Vice President/Managing Director

Signature Page for

Copyright Security Agreement

Annex A

List of Parent Subsidiaries and Borrower Subsidiaries that are Grantors

1.	ACI Procurement Company LP
2.	ALLTEL Cellular Associates of Arkansas Limited Partnership
3.	Alltel Communications Finance, Inc.
4.	ALLTEL Communications Investments, Inc.
5.	ALLTEL Communications of Michigan RSA #4, Inc.
6.	ALLTEL Communications of Michigan RSA #6 Cellular Limited Partnership
7.	ALLTEL Communications of Michigan RSAs, Inc.
8.	ALLTEL Communications of Mississippi RSA #2, Inc.
9.	ALLTEL Communications of Mississippi RSA #6, Inc.
10.	ALLTEL Communications of Mississippi RSA #7, Inc.
11.	ALLTEL Communications of Nebraska, Inc.
12.	ALLTEL Communications of New Mexico, Inc.
13.	ALLTEL Communications of North Arkansas, Inc.
14.	ALLTEL Communications of North Louisiana Cellular Limited Partnership
15.	ALLTEL Communications of Ohio No. 2, Inc.
16.	ALLTEL Communications of Ohio No. 3, Inc.
17.	ALLTEL Communications of Petersburg, Inc.
18.	ALLTEL Communications of Pine Bluff, LLC
19.	ALLTEL Communications of Saginaw, Inc.
20.	ALLTEL Communications of South Arkansas, Inc.
21.	ALLTEL Communications of Southern Michigan Cellular Limited Partnership
22.	ALLTEL Communications of Southern Michigan, Inc.
23.	ALLTEL Communications of Southwest Arkansas Cellular Limited Partnership
24.	ALLTEL Communications of Texarkana, Inc.
25.	ALLTEL Communications of Texas Limited Partnership
26.	ALLTEL Communications of the Southwest Limited Partnership
27.	ALLTEL Communications of Virginia No. 1, Inc.
28.	ALLTEL Communications of Virginia, Inc.
29.	ALLTEL Communications Southwest Holdings, Inc.
30.	ALLTEL Communications Wireless of Louisiana, Inc.
31.	ALLTEL Communications Wireless, Inc.
32.	ALLTEL Communications, Inc.
33.	Alltel Group
34.	Alltel Group LLC
35.	Alltel Incentives LLC
36.	ALLTEL International Holding, Inc.
37.	ALLTEL Investments, Inc.
38.	ALLTEL Mobile of Louisiana, LLC
39.	ALLTEL Newco LLC
40.	ALLTEL Ohio Limited Partnership
41.	ALLTEL Properties, LLC
42.	ALLTEL Remote Access, Inc.
43.	ALLTEL Telelink, Inc.
44.	ALLTEL Wireless Holdings of Nebraska, Inc.
45.	ALLTEL Wireless Holdings, LLC
46.	ALLTEL Wireless of Alexandria, LLC
47.	ALLTEL Wireless of LaCrosse, LLC

48.	ALLTEL Wireless of Michigan RSA #1 and RSA #2, Inc.
49.	ALLTEL Wireless of Mississippi RSA #5, LLC
50.	ALLTEL Wireless of North Louisiana, LLC
51.	ALLTEL Wireless of Shreveport, LLC
52.	ALLTEL Wireless of Texarkana, LLC
53.	ALLTEL Wireless of Wisconsin Appleton-Oshkosh- Neenah MSA, LLC
54.	ALLTEL Wireless of Wisconsin RSA #1, LLC
55.	ALLTEL Wireless of Wisconsin RSA #10, LLC
56.	ALLTEL Wireless of Wisconsin RSA #2, LLC
57.	ALLTEL Wireless of Wisconsin RSA #3, LLC
58.	ALLTEL Wireless of Wisconsin RSA #6, LLC
59.	ALLTEL Wireless of Wisconsin RSA #8, LLC
60.	Appleton-Oshkosh-Neenah MSA Limited Partnership
61.	Cellular of Southern Illinois, Inc.
62.	Celutel, Inc.
63.	Central Florida Cellular Telephone Company, Inc.
64.	Control Communications Industries, Inc.
65.	CP National Corporation
66.	Dynalex, Inc.
67.	Eau Claire Cellular Telephone Limited Partnership
68.	Eau Claire Cellular, Inc.
69.	First Wireless, LLC
70.	Great Western Cellular Holdings, LLC
71.	ID Holding, LLC
72.	KIN Network, Inc.
73.	Midwest Wireless Communications L.L.C.
74.	Midwest Wireless Holdings L.L.C.
75.	Midwest Wireless Iowa L.L.C.
76.	Midwest Wireless Wisconsin L.L.C.
77.	Minford Cellular Telephone Company
78.	MVI Corp.
79.	N12AR, LLC
80.	North-West Cellular of Eau Claire, Inc.
81.	Ocean Technology International, Inc.
82.	Ocean Technology, Inc.
83.	Pacific Telecom Cellular of Washington, Inc.
84.	Pacific Telecom Cellular, Inc.
85.	Pascagoula Cellular Services, Inc.
86.	Radiofone, Inc.
87.	RCTC Wholesale Corporation
88.	Saginaw Bay Cellular Company
89.	Six Zulu Echo, LLC
90.	Southern Illinois Cellular Corp.
91.	Southern Illinois RSA Partnership
92.	Switch 2000 LLC
93.	Telecor Cellular, Inc.
94.	Tucson 21 Cellular Limited Partnership
95.	UC/PTC of Wisconsin, LLC
96.	Universal Cellular, Inc.
97.	Virginia Cellular LLC

98.	Western CLEC Corporation
99.	Western COG Corporation
100.	Western Wireless International Austria Corporation
101.	Western Wireless International Bolivia III Corporation
102.	Western Wireless International Corporation
103.	Western Wireless International Georgia Corporation
104.	Western Wireless International Ghana Corporation
105.	Western Wireless International Haiti Corporation
106.	Western Wireless International Holding Corporation
107.	Western Wireless International Ivory Coast Corporation
108.	Western Wireless International Ivory Coast II Corporation
109.	Western Wireless International Kosovo Corporation
110.	Western Wireless International SakSat Corporation
111.	Western Wireless International Slovenia Corporation
112.	Western Wireless International Slovenia II Corporation
113.	Western Wireless LLC
114.	WWC CLEC Holding Corporation
115.	WWC Holding Co., Inc.
116.	WWC License Holding LLC
117.	WWC License LLC
118.	WWC Systems Purchasing Corporation
119.	WWC Texas RSA Holding Corporation
120.	WWC Texas RSA Limited Partnership
121.	Youngstown-Warren MSA Limited Partnership

Schedule I

Short Particulars of U.S. Copyright Collateral

Schedule I-1